UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): September 25, 2019

Gladstone Commercial Corporation

(Exact Name of Registrant as Specified in Charter)

Maryland	001-33097	02-0681276
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1521 Westbranch Drive, Suite 100, McLean, Virginia 22102

(Address of Principal Executive Offices) (Zip Code)

(703) 287-5800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	GOOD	Nasdaq Global Select Market
7.75% Series A Cumulative Redeemable Preferred Stock, par value $0.001 per share	GOODP	Nasdaq Global Select Market
7.50% Series B Cumulative Redeemable Preferred Stock, par value $0.001 per share	GOODO	Nasdaq Global Select Market
7.00% Series D Cumulative Redeemable Preferred Stock, par value $0.001 per share	GOODM	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

On September 25, 2019, Gladstone Commercial Corporation (the “Company”) issued a press release (the “Offering Press Release”) announcing that it plans to sell shares of a newly designated Series E Cumulative Redeemable Preferred Stock (“Series E Preferred Stock”) in an underwritten public offering pursuant to its shelf registration statement on Form S-3 (File No. 333-229209). The Offering Press Release also provided that the Company intends to use the net proceeds of the sale of the Series E Preferred Stock first, to optionally redeem all outstanding shares of its 7.75% Series A Cumulative Redeemable Preferred Stock (“Series A Preferred Stock”), and second, to optionally redeem all of its outstanding shares of its 7.50% Series B Cumulative Redeemable Preferred Stock (“Series B Preferred Stock”), and to use any remaining proceeds to repay the Company’s credit facility and for general corporate purposes.

On September 25, 2019, the Company issued a press release (the “Redemption Press Release”) announcing the proposed optional redemption of all outstanding shares of its Series A Preferred Stock and all of its Series B Preferred Stock. Any preferred stock redemptions will be contingent on the closing of the Series E Preferred Stock offering.

Copies of the Offering Press Release and the Redemption Press Release are furnished herewith as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. Pursuant to the rules and regulations of the Securities and Exchange Commission, the information set forth in this Item 7.01 and in the attached exhibits is deemed to be furnished and shall not be deemed to be filed.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Offering Press Release dated September 25, 2019.

99.2	Redemption Press Release dated September 25, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gladstone Commercial Corporation
(Registrant)

September 25, 2019	By:	/s/ Michael Sodo
Michael Sodo
Chief Financial Officer